Exhibit 99.4

                                                               EXECUTION VERSION

                    LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

      This LOCK-UP AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of __________, 200__, by and among GoAmerica, Inc., a Delaware corporation (the "Company"), and certain former stockholders of Hands On Video Relay Services, Inc., a Delaware corporation ("HOVRS"), that are now stockholders of the Company and are identified on the signature pages hereto (each a "Stockholder," and collectively, the "Stockholders").

                                    RECITALS

      A. Reference is hereby made to that certain Agreement and Plan of Merger dated as of September 12, 2007 (as it may be amended from time to time, the "Merger Agreement"), by and among Acquirer, HOVRS Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Acquirer ("HOVRS Merger Sub"), and HOVRS, pursuant to which, and subject to the terms and conditions whereof, (i) HOVRS Merger Sub merged with and into HOVRS and the separate corporate existence of HOVRS Merger Sub ceased, (ii) each share of HOVRS Common Stock converted into the right to receive the Common Merger Consideration, and
(iii) each share of HOVRS Preferred Stock converted into the right to receive the Preferred Merger Consideration (such transactions are referred to herein as the "Merger"). Capitalized terms used herein without being defined have the same meanings that they are given in the Merger Agreement.

      B. The Stockholders received cash and the shares of Acquirer Common Stock as set forth on Schedule A attached hereto (the "Shares") as Common Merger Consideration and Preferred Merger Consideration, as the case may be, pursuant to the Merger Agreement.

      C. The Company has requested that the Stockholders enter into this Agreement to provide for a lock-up of the Shares, and such parties are willing to enter into this Agreement for such purpose and for purposes of obtaining the registration rights set forth herein.

                                    AGREEMENT

      The parties hereby agree as follows:

      1. Lock-Up. Each Stockholder agrees that, following the Effective Time, such Stockholder shall not, with respect to the Shares received by such Stockholder pursuant to the Merger,

            (A) during the first one-year period immediately following the Effective Time, sell, transfer or otherwise dispose of any such Shares, and

            (B) during the second one-year period following the Effective Time, sell, transfer or otherwise dispose of Shares within any preceding three (3) month period representing more than the greater of (i) one percent (1%) of the number of shares of Acquirer Common Stock then outstanding as shown by the most recent report or statement published by Acquirer, (ii) the average weekly reported volume of trading in Acquirer Common Stock reported on


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Nasdaq Capital Market during the four (4) calendar weeks preceding the filing of
Form 144 with the SEC, by the selling Stockholder, as required by Rule 144 of the Securities Act, or if no such notice is required the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker, or (iii) the average weekly volume of trading in Acquirer Common Stock reported pursuant to an effective transaction reporting plan or an effective national market system plan during the four-week period specified above.

      2. Registration Rights. The Company and the Stockholders covenant and agree as follows:

            2.1 Definitions. For purposes of this Agreement:

                  (a) "Average Closing Price" shall mean the average closing price of Acquirer Common Stock as reported on the Nasdaq Capital Market over any ninety (90) day period.

                  (b) "Clearlake Holders" shall have the meaning given thereto in the Investor Rights Agreement.

                  (c) "Clearlake Registrable Securities" shall have the meaning given thereto in the Investor Rights Agreement.

                  (d) "Exchange Act" means the Securities  Exchange Act of 1934,
as  amended  (and  any  successor  thereto),   and  the  rules  and  regulations
promulgated thereunder;

                  (e) "Excluded Registration" means a registration statement relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, or a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities which are also being registered;

                  (f) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company's subsequent public filings under the Exchange Act;

                  (g)  "Holder"  means  any   Stockholder   owning   Registrable
Securities or any permitted assignee thereof in accordance with Section 2.12 of this Agreement;

                  (h)  "Investor  Rights  Agreement"  shall  mean  that  certain
Amended and Restated Investor Rights Agreement in substantially the form attached as Exhibit B-3 to the Amended and Restated Stock Purchase Agreement of even date herewith, between the Company and the Investors party thereto, as the same may be amended or modified from time to time so long as such amendment or modification does not conflict with the terms of this Agreement.

                  (i) "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with


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

the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (j) "Registrable Securities" means (i) the Shares held by a Holder and any assignee thereof in accordance with Section 2.12 of this Agreement, and (ii) any other shares of Acquirer Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares identified in (i);

                  (k) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of Shares outstanding which are, and the number of shares of Acquirer Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                  (l) "SEC" means the Securities and Exchange Commission; and

                  (m) "Securities Act" means the Securities Act of 1933, as amended (and any successor thereto), and the rules and regulations promulgated thereunder.

            2.2 Request for Registration in Secondary Offering.

                  (a) Notwithstanding the provisions of Section 1 above, if after the one (1) year anniversary of the Effective Time the Acquirer Common Stock has an Average Closing Price of $20.00 per share, and if the Company shall receive a written request from the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then, subject to the qualifications set forth herein and to any limitations that the SEC may impose, the Company shall, within twenty (20) days after receiving such request, give written notice of such request to all Holders and all Clearlake Holders and shall, subject to the limitations of subsection 2.2(b), use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder and all of the Clearlake Registrable Securities that each such Clearlake Holder has requested to be registered as expeditiously as possible.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request and the Company shall include such information in the written notice referred to in subsection 2.2(a). The underwriter will be selected by the Company, which underwriter shall be reasonably acceptable to a majority in interest of the Holders whose Registrable Securities are to be included in the underwriting. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such


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

underwriting. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and all holders of Clearlake Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and Clearlake Registrable Securities that may be included in the underwriting shall be allocated among all participating Clearlake Holders and Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities and Clearlake Registrable Securities of the Company owned by each participating Holder and Clearlake Holder. In no event shall any Registrable Securities or Clearlake Registrable Securities be excluded from such underwriting unless all other securities are first excluded from such offering. Any Registrable Securities or Clearlake Registrable Securities excluded from or withdrawn from such underwriting shall be withdrawn from registration.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right or the similar right set forth in Section 2.4(b)(iii) more than once in any 12-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such 60-day period (other than in an Excluded Registration).

            2.3 Company Registration.

                  (a) Notwithstanding the provisions of Section 1 above, if after the one (1) year anniversary of the Effective Time the Acquirer Common Stock has an Average Closing Price of $20.00 per share, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than an Excluded Registration), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 5.5, the Company shall, subject to the provisions of
Section 2.8, use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered if any stock of the Company is registered.

                  (b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such registration shall be borne by the Company, in accordance with Section 2.7 hereof.

            2.4 Form S-3 Registration. Notwithstanding the provisions of Section 1 above, if after the one (1) year anniversary of the Effective Time the Acquirer Common Stock


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

has an Average Closing Price of $20.00 per share, and if the Company shall receive from any Holder or Holders of not less than 25% of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then, subject to the qualifications set forth herein and to any limitations that the SEC may impose, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities and to all holders of Clearlake Registrable Securities;

                  (b) use commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders and all or such portion of the Clearlake Registrable Securities of any other Clearlake Holder or Clearlake Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $5,000,000; (iii) if the Company shall furnish to the Holders and the Clearlake Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, however, that the Company shall not utilize this right or the similar right set forth in Section 2.2(c) more than twice in any twelve (12) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registration on Form S-3 for the Holders pursuant to this
Section 2.4; (v) in any jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already qualified to do business or subject to service of process in that jurisdiction; and (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 2.3; and

                  (c) subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

            2.5 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:


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

                  (a)  Prepare  and file with the SEC a  registration  statement with respect to such Registrable Securities and use all reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days and in the case of a registration request pursuant to Section 2.4 one hundred eighty (180) days, or until the distribution described in such registration statement is completed, if earlier.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to sixty (60) days and in the case of a registration request pursuant to Section 2.4 one hundred eighty
(180) days, or until the distribution described in such registration statement is completed, if earlier.

                  (c) Promptly notify the Holders of the effectiveness of such registration statement, and furnish to the Holders such numbers of copies of a prospectus, including any supplement to the prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d)  Following  the  effective   date  of  such   registration
statement, notify the Holders of any request by the SEC that the Company amend or supplement such registration statement, or the associated prospectus.

                  (e) Use all reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

                  (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder and other security holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for sixty (60) days and in the case of a registration request pursuant to Section 2.4 one hundred eighty (180) days or until the distribution described in such registration statement is completed, if earlier.


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

                  (h) Cause all such Registrable Securities registered pursuant to this Section 2 to be listed on each national securities exchange or trading system on which similar securities issued by the Company are then listed.

                  (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (j) Make generally available to its security holders, and to deliver to each Holder participating in the registration statement, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Securities Act covering a period of twelve (12) months beginning after the effective date of such registration statement as soon as reasonably practicable after the termination of such twelve (12) month period.

            2.6 Information From Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 2.4 of this Agreement if, as a result of the application of the preceding sentence, the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 2.4(b)(ii), whichever is applicable.

            2.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2.2, 2.3 and 2.4 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, selected by them, shall be borne by the Company.

            2.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities and Clearlake Registrable Securities, requested by Holders and Clearlake Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities and Clearlake Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so


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

included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a venture capital fund, or a partnership or corporation, the affiliated funds, partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

            2.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

            2.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

                  (a) The Company will indemnify and hold harmless each Holder, each person, if any, who controls such Holder, the partners, members, officers and directors, of each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, partner, member, officer, director, agent, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, partner, member, officer, director, agent, underwriter or controlling person.


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

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, and provided, further, that in no event shall any indemnification obligation by a Holder under this Subsection 2.10(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified  party under this
Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

                  (d) If the indemnification provided for in this Section 2.10 is determined to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 2.10(d) exceed the lesser of (A) the net proceeds from the offering received by such Holder or (B) the extent to which such Holder is at fault. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The  obligations  of the Company  and  Holders  under this
Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

            2.11 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of any public offering of the Company's securities so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder upon request, so long as the Holder owns any Registrable Securities, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            2.12  Assignment  of  Registration  Rights.  The rights to cause the
Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder, (ii) that is an affiliated fund, (iii) who is a Holder's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder's "Immediate Family Member", which term shall include adoptive relationships), or
(iv) that is a trust for the benefit of an individual Holder or such Holder's Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees in writing to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 2.

            2.13 Rule 415 Limitations. Notwithstanding anything in this Agreement to the contrary, if the SEC refuses to declare a registration statement filed pursuant to this Agreement effective as a valid secondary offering under Rule 415 promulgated under the Securities Act due to the number of Registrable Securities sought to be included in such registration statement relative to the number of shares of Acquirer Common Stock outstanding or the number of outstanding shares of Acquirer Common Stock held by non-affiliates or for any other reason, then, without any liability under this Agreement or any further obligation to register such excess Registrable Securities, the Company shall be permitted to reduce the number of Registrable Securities included in such registration statement to an amount that does not exceed an amount that the SEC allows for the offering thereunder to qualify as a valid secondary offering under Rule 415. The Company shall not be liable for damages under this Agreement as to any Registrable Securities that are not permitted by the SEC to be included in a registration statement due to SEC guidance relating to Rule 415.

            2.14 Clearlake Limitations. Notwithstanding anything in this Agreement to the contrary, the rights and obligations of the parties hereunder shall be subject to their respective rights and obligations set forth in the Investor Rights Agreement. In the event of any conflict between this Agreement and the Investor Rights Agreement, the Investor Rights Agreement shall be controlling.

      3. Permitted Transfers. Notwithstanding the provisions of Section 1 or anything to the contrary herein, any Stockholder may transfer all or part of such Stockholder's Shares to (i) his ancestors, descendants, siblings, or spouse, any executor or administrator of his estate, or to a custodian, trustee, executor, or other fiduciary primarily for the account of the Stockholder or his ancestors, descendants, siblings, or spouse, (ii) an affiliate (as defined in Rule 405 of Regulation D under the Securities Act), or (iii) to any other
Stockholder who is a party to this Agreement (collectively, an "Exempted Transferee"); provided, that this Agreement shall be binding upon each such Exempted Transferee and, prior to the completion of such transfer, each Exempted Transferee or his or its legal representative shall have executed documents in form and substance reasonably satisfactory to the Company, evidenced by their written acknowledgment of such satisfaction, assuming the obligations of the Stockholder under this Agreement with respect to the transferred Shares. Such transferred shares shall remain "Shares" hereunder, and references to a "Stockholder" hereunder shall be deemed thereafter to apply to and include the transferor or transferees of any such Shares.

      4. Release of Claims. In consideration for the benefits provided hereunder and under the Merger Agreement, effective as of the consummation of the Merger, each of the Stockholders do hereby release and forever discharge (the "Release") HOVRS, the Surviving Corporation and Acquirer and their officers, directors, employees, affiliates and agents (the "Released Parties") from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, contracts, agreements, promises, liability, claims, demands, damages, attorneys' fees or expense, of any nature whatsoever, known or unknown, fixed or contingent, arising out of or related to the ownership of securities of HOVRS by the undersigned holders or by reason of the undersigned holders' status as holders of the capital stock of HOVRS (other than actions, causes of action, in law or in equity, suits, contracts, agreements, promises, liability, claims, demands, damages, attorneys' fees or expenses to the extent they arise pursuant to or in connection with the Merger, the Merger Agreement and the other Merger Documents). Stockholder hereby expressly waives any rights or benefits available under the provisions of Section 1542 of the California Code, which is quoted as follows:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE
      RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HER SETTLEMENT WITH THE DEBTOR."

Stockholder fully understands the statutory language of said section and nevertheless elects to and hereby does release each of the Released Parties from all claims it may have against any of them, whether known or unknown, arising from the subject matter of the Release, and specifically waives any rights which it may have under said section. Stockholder fully understands that if the facts with respect to this Release are found hereafter to be other than or different from the facts now believed to be true, it expressly accepts and assumes the risk of such possible difference in fact notwithstanding any such differences.

      5. Miscellaneous.

            5.1 Notice. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three business days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one business day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile with confirmation of receipt to the parties at the following address (or at such other address for a party as shall be specified upon like notice):

            If to the Company to:

                  GoAmerica, Inc.
                  433 Hackensack Avenue
                  Hackensack, NJ  07601
                  Attention:  Daniel R. Luis
                  Fax: (201) 996-1772
                  Tel: (201) 996-1717

            with a copy to:

                  Chadbourne & Parke LLP
                  1200 New Hampshire Avenue, N.W.
                  Washington, DC  20036
                  Attention:  Dana Frix
                  Fax: (973) 974-679
                  Tel: (202) 974-5691

            If to any Stockholder,

                  to the address set forth below such
                  Stockholder's name on Schedule A hereto

            with a copy to:

                  Orrick, Herrington & Sutcliffe LLP
                  405 Howard Street
                  San Francisco, CA 94105
                  Attention:  Richard Smith
                  Fax: (415) 773-5759
                  Tel: (415) 773-5830

            5.2. Entire Agreement. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

            5.3. No Other Rights. Nothing in this Agreement shall be considered to give any person other than the parties any legal or equitable right, claim or remedy under or in respect of this Agreement or any provision of this Agreement. This Agreement and all of its provisions are for the sole and exclusive benefit of the parties and their respective successors and permitted assigns.

            5.4. Equitable Relief. Each of the parties hereto acknowledges that a breach by it of any provision contained in this Agreement will cause the other parties to sustain damage for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such agreement and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

            5.5 Severability. If any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement which is held invalid or unenforceable only in part shall remain in full force and effect to the extent not held invalid or unenforceable.

            5.6 Headings. All references in this Agreement to "section" or "sections" refer to the corresponding numbered paragraph or paragraphs of this Agreement. All words used in this Agreement shall be construed to be of the appropriate gender or number as the context requires. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

            5.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original copy of this Agreement and all of which, when taken together, shall be considered to constitute one and the same agreement.

            5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to that state's conflicts of laws principles.

            5.9 Amendments; Waivers. Any amendment or modification of or to any provision of this Agreement, and any consent to any departure of any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by each party. Notwithstanding the foregoing sentence, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by any party entitled to the benefits thereof only by a written instrument signed by such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

            5.10 Successors and Assigns. This Agreement shall apply to, be binding in all respects upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign any of its rights under this Agreement without the prior written consent of each of the other parties.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                       GOAMERICA, INC.

                                       By: _____________________________________
                                           Daniel R. Luis
                                           President and Chief Executive Officer

                                       STOCKHOLDERS:

                                       _________________________________________
                                           Ronald Obray

                                       _________________________________________
                                           Denise Obray

                                       _________________________________________
                                           Edmond Routhier

                                       CAYMUS INVESTMENT GROUP II, LLC

                                       By: _____________________________________

                                       Its: ____________________________________


                                       CAYMUS OBRAY, LLC

                                       By: _____________________________________

                                       Its: ____________________________________

          [Signature page to Lock-up and Registration Rights Agreement]

            [To be updated immediately prior to closing to include all HOVRS Stockholders (including option holders who exercise prior to closing)]

                                  STOCKHOLDERS:

                                       _________________________________________


                                       _________________________________________


                                       _________________________________________


                                       _________________________________________


                                       _________________________________________


                                       _________________________________________


                                       _________________________________________


          [Signature page to Lock-up and Registration Rights Agreement]

                                   SCHEDULE A

            [To be updated immediately prior to closing to include all HOVRS Stockholders (including option holders who exercise prior to closing)]

--------------------------------------------------------------------------------
                                                              Shares of
             Name and Address of Stockholder            Acquirer Common Stock
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL

--------------------------------------------------------------------------------